SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 11, 2009

ABC FUNDING, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-51710	56-2458730
State of Incorporation	Commission File Number	IRS Employer I.D. Number

6630 Cypresswood Drive, Suite 200, Spring, Texas 77379
Address of principal executive offices

(832) 559-6060
Registrant’s telephone number

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report

On February 11, 2009, ABC Funding, Inc. was advised by our independent auditors   that the previously issued consolidated financial statements contained in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 should not be relied upon because the financial statements do not properly reflect the accounting of certain warrants as set forth below.

While preparing our responses to certain comments raised by the Securities and Exchange Commission pertaining to our pending Registration Statement on Form S-1, our independent auditors identified an error in the accounting for stock warrants issued to our senior lender when we entered into our term loan credit facility on September 2, 2008.  The fair value of these warrants was initially recorded as an expense under “Change in fair value of derivatives.”   Our independent auditors have determined that the fair value of these warrants should have been recorded as a discount to the related term loan and amortized over the life of the loan using the effective interest rate method.

Our CEO and CFO discussed this matter with our independent auditors and the above described financial statements have been restated to properly account for the issuance of the warrants to our senior lender.

The error identified by our independent auditors affects only our consolidated financial statements contained in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, which Quarterly Report was amended on February 12, 2009.  The correction of the error for the quarter ended September 30, 2008, resulted in a $9,822,364 increase in “Debt discounts” associated with our term loan credit facility; a $9,822,364 decrease in the “Change in fair value of derivatives;”  and a $129,972 increase in interest expense, which resulted from the amortization of the debt discount.  We have not experienced any other implications of the correction of the error.

    The effects of the restatement on reported amounts for the three months ended September 30, 2008 are presented below in the following tables:

	Three Months Ended September 30, 2008

	As Reported	Adjustments	As Restated

Other income (expense):
Interest expense	$(1,167,454)	$(129,972)	$(1,297,426)
Change in fair value of derivatives	(17,922,772)	9,952,336	(7,970,436)
Total other expense	(19,209,983)	9,822,364	(9,387,619)
Net loss	$(19,539,329)	$9,822,364	$(9,716,965)

Net loss per share:
Basic and diluted	$(0.80)	$0.40	$(0.40)
Weighted average common shares outstanding:
Basic and diluted	24,487,451	24,487,451	24,487,451

	September 30, 2008
	As Reported	Adjustments	As Restated
LIABILITIES AND STOCKHOLDERS’ EQUITY
Credit facility – term loan, net of unamortized discount of $10,022,642	$21,799,722	$(9,822,364)	$11,977,358
Total liabilities	63,987,853	(9,822,364)	54,165,489
Stockholders’ deficit
Retained earnings (deficit)	(31,628,611)	9,822,364	(21,806,247
Total stockholders’ deficit	(19,042,963)	9,822,364	(9,220,599)
Total liabilities and stockholders’ deficit	$45,044,890	$-	$45,044,890

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 26, 2009

ABC FUNDING, INC.

By: _/s/ Carl A. Chase                    __
      Carl A. Chase
      Chief Financial Officer

EXHIBITS:

99.1           Letter from Malone & Bailey, PC, independent auditors